united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James P. Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

Annual Report
September 30, 2015

RESQ Dynamic Allocation Fund
RQEAX
RQECX
RQEIX

RESQ Strategic Income Fund
RQIAX
RQICX
RQIIX

1-877-940-2526

www.RESQFunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

RESQ Dynamic Allocation Fund RQEAX	November 5, 2015

Annual Shareholder Letter

1 Year Performance as of September 30, 2015

RQEAX	-11.79%	RQEIX	-11.54%

As we near our two-year anniversary, RESQ Investment Partners LLC has completed the transition from startup to a fully functioning mutual fund advisor. In an industry with a huge learning curve we feel that we have negotiated the hurdles and sidestepped the pitfalls with care and diligence. Our team remains strong with no attrition and with the belief that our strategy remains viable and sound. Our focus remains squarely on the shareholder and the protection of those assets. Unfortunately 2015 proved to be a difficult environment for quantitative asset rotation models.

Last year the RESQ Dynamic Allocation Fund (the “Fund”) expanded its benchmark to the Morgan Stanley Capital Internation All Country World Index. This gave the Fund a global benchmark more aligned with its go anywhere approach. Morningstar also switched the Fund’s category from Aggressive Allocation to Tactical Allocation. Due to the nimbleness of the Fund, there was not a perfect category but tactical allocation is a much better fit than aggressive allocation. The Fund may look very different at times, sometimes stock, sometimes bonds, sometimes both and many times a combination of capitalization sizes of both domestic and international securities. Being categorized as an aggressive allocation was not representative of the Fund’s strategies.

The tug of war between the bull and bear markets was a common theme this year. So far we have 5 up months for the year and 5 down months. The markets got off on the wrong foot in 2015 as it started the year in the red. The Fund was not fully invested to start the year and we benefited from being in the stronger sectors. REITs were a big winner as interest rates fell. The Fund rotated out of the REITS into international positions after the European Central Bank announced their version of Quantitative Easing (“QE”). The Fund began to shift out of equities in March 2015 and into bonds.

Under the surface there were a lot of mixed signals in April 2015. Energy, Technology and Materials were up. Health Care, Staples, Industrials, Utilities, Cyclicals and Financials were all down. We saw Large Caps do well relative to Small and Mid Caps. Small Caps were down 2.3% in April and Mid Caps down 1.42%. They were a big detractor to performance since the S&P was up 0.9% along with the international markets up over 3.5% for the month. REITS had a big down month dropping almost 6% in April. The international strength we saw in April was short lived as the index put in its highs for the year in May 2015. The relative strength of the international markets was enough to get the models invested in those areas. We saw stocks and bonds move down together as everyone tried to guess how Greece and interest rates would play out. Since the markets could not hold on to a trend the Fund was caught in the same action.

The models sensed that the market might be forming a top and moved into bonds for safety but bonds weren’t safe. Yields moved higher which caused a drop in bond prices.

Our guess was that the choppy action we had been seeing was possibly the final stages of the bull market. Technically we saw the May market high put in a lower high and a lower low with a break below 2070 on the S&P 500. At this point the Shanghai market was already in bear market territory, the Dow Jones Transports down 12% off its highs and less than 50% of the S&P 500 stocks above their 200-day moving average.

Trends in the market began to shorten in length, which signaled much market uncertainty. When trends shorten in time it becomes very difficult for our quant models to enter and exit with a profit. Normally a developing trend lasts longer than a month. With the market being so news driven this year the trends that looked promising quickly reversed and then failed.

As the market was topping out over the summer 2015, leadership became more concentrated and the Fund mirrored that concentration by overweighting its Technology, Biotechnology and Pharmaceutical exposure. Bolinger Bands became very tight on the Volatility index, suggesting we were about to see a move out of the range. The quant system signaled bond positions indicating the move would be lower. As the markets started to sell off there were not a lot of places to hide since stocks, bonds and commodities all headed lower and cash was once again king. Typically money flows into the bond market during times of stress and helps offset losses in equities. That relationship has been missing as China has been selling US Government bonds to raise cash to fix its own issues. It appeared the Bear came out of a 6.5 yearlong hibernation. The global markets sold off strongly in August 2015 and entered correction territory falling 12.5% off of the highs. The models reacted strongly as the Fund broke down from the sideways trading range reaching its largest cash positions of the year (57% invested/43% Cash). Both bonds and stocks closed the month in a very concerning negative posture.

The Fund was pretty conservative in September 2015 holding between 25-75% cash at times along with the two big detractors to our performance, Health Care and Biotech. These two sectors were the only areas of the market still positive for the year. Relative strength is a big component to RESQ’s models. With Biotech up 7% off the August lows the models kept the fund invested since relative to the markets; Health Care and Biotech were the only asset classes making money. Looking back to 2011, the last time we saw a sizeable correction in the market, the models gauged 7% swings over a month long period. Fast forward to this year and we are seeing those same swings in a 5-day period, making allocation a lot more difficult. On September 21st, Hillary Clinton sent out a tweet challenging the pharmaceutical pricing structure, which caused everyone to run for the exits creating a 20% drop in Biotech over the last 2 weeks of the month.

The Fund does not attempt to time the market so when there are large price swings in a short period of time the Fund gets caught on the wrong side. The Fund won’t get out at the exact top or in at the exact low but by following the trend the Fund attempt to be invested for every major move up and out for every major move lower. The market doesn’t go straight up or down. There are pullbacks along the way, which allow you to get in and bear market rallies that allow you to get out. It takes that initial leg lower for the system to identify that something is different this time and that action needs to be taken.

At the end of September 2015 the Fund was only around 20% invested. The selloff caused a lot of technical damage and the trading patterns mimicked those of a bear market. In October the markets bounced back with vengeance going up 2,000 Dow points in about 3 weeks. At the end of October the Fund was 50% invested as the broad indexes made it back to the pre panic levels. We have not broken out to new high so there is still a chance this turns into a bear. Although, with the resiliency of this market it is becoming less likely that this is the case. Small Caps, Mid Caps and the Transports continue to look weak despite Tech and Large Caps cranking higher which is concerning. They could play catch up and negate the divergence but so far haven’t been able to gain steam. We will let the models tell us which way this will play out. So far with the central banks overseas tightening and our Federal Reserve looking to raise rates there are a lot of mixed signals.

There were multiple times this year where the Fund went below being 80% invested in equities. The models reacted to the Greece situation and then the summer correction by getting defensive as volatility ramped up. As the markets settled down and developed new trends the models went back to normal investment levels. The dynamic nature of the Funds being able to go 100% cash or bonds will trigger these defensive actions at times. The goal is to find the best asset class at the right time and occasionally that means going to cash or bonds.

Looking out into 2016 we expect continued volatility in both the stock and bond market. Whether that volatility stems from being in the latter stages of an economic expansion or a new bear market that began in September 2015 is unclear at this point. Traditional bear market signs like an inverted yield curve have not signaled a new bear market but the unprecedented amount of stimulus in the form of QE could have disrupted the usefulness of watching these and other traditional signals. We are in uncharted waters. Fortunately, the RESQ methodology is that the markets cannot be predicted therefore we will let the market action lead the quant model to what’s working whether that be stocks, bonds or cash and leave the predictions to the rest of Wall St.

Thank You

The Team at RESQ Funds

MSCI ACWI

MSCI - All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

S&P 500

The Standard & Poor’s 500 is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

Aggressive Allocation

Aggressive-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than moderate allocation portfolios. These portfolios typically have 70% to 90% of assets in equities and the remainder in fixed income and cash.

Tactical Allocation

Tactical Allocation portfolios seek to provide capital appreciation and income by actively shifting allocations across investments. These portfolios have material shifts across equity regions, and bond sectors on a frequent basis. To qualify for the tactical allocation category, the fund must have minimum exposures of 10% in bonds and 20% in equity. Next, the fund must historically demonstrate material shifts in sector or regional allocations either through a gradual shift over three years or through a series of material shifts on a quarterly basis. Within a three-year period, typically the average quarterly changes between equity regions and bond sectors exceeds 15% or the difference between the maximum and minimum exposure to a single equity region or bond sector exceeds 50%.

Real Estate

Real estate portfolios invest primarily in real estate investment trusts of various types. REITs are companies that develop and manage real estate properties. There are several different types of REITs, including apartment, factory-outlet, health-care, hotel, industrial, mortgage, office, and shopping center REITs. Some portfolios in this category also invest in real estate operating companies.

Yields

The return on investment, expressed as a percentage, on the U.S. government’s debt obligations (bonds, notes and bills). Looked at another way, the Treasury yield is the interest rate the U.S. government pays to borrow money for different lengths of time.

Bolinger Bands

Bollinger Bands are a volatility indicator similar to the Keltner channel. Bollinger Bands consist of: an N-period moving average (MA) an upper band at K times an N-period standard deviation above the moving average (MA + Kσ) a lower band at K times an N-period standard deviation below the moving average (MA-Kσ).

5711-NLD-11/13/2015

RESQ Strategic Income Fund RQIAX	November 5, 2015

Annual Shareholder Letter

1 Year Performance as of September 30, 2015

RQIAX -2.94% / RQIIX -2.51%

As we near our two-year anniversary, RESQ Investment Partners LLC has completed the transition from startup to a fully functioning mutual fund advisor. In an industry with a huge learning curve we feel that we have negotiated the hurdles and sidestepped the pitfalls with care and diligence. Our team remains strong with no attrition and with the belief that our strategy remains viable and sound. Our focus remains squarely on the shareholder and the protection of those assets.

What the Federal Reserve will do and when it will do it is proving to be a very difficult call in 2015. China concerns and the spillover into the financial markets steered policymakers away from liftoff. The geopolitical stage of Syria and Putin, Iran and the slowdown in China has caused concerns. The rate hike now looks like an almost certain move come December 2015. Now the issue is more about the pace and magnitude of rate increases than the timing of the first one. The uncertainty in the Federal Reserve has caused a lot of volatility in interest rates. The 10 year T-Note dipped as low as 1.65% at the end of January 2015, and then bounced to a high of 2.48% in the summer 2015. This volatility has caused trends to be very short in nature and not allowing the Fund to capture much appreciation in fixed income securities throughout the fiscal year.

We started off 2015 with a bang, riding the long term government securities to new highs at the end of January resulting in the Fund’s performance being up around 2.46%. Unfortunately our system rides momentum, and we saw that sub sector fall hard into the summer months. Long term treasuries closed out the fiscal year with a modest 1.8% gain. The volatility in treasuries has caused some whipsaw in our long and short positioning in the Fund throughout the year. The trends have been very choppy. We saw a fall in high yield bonds at the start of June 2015 which added to some underperformance. High yield declined -2.5%. Most of the widening was isolated to the energy, metals and mining sectors as concerns grew about the viability of many of the more leveraged companies given the plunge in oil prices. The Fund’s Investment Grade Corporate position was no help this year as it remained flat. The only real driver in the fixed income space was Mortgage backed securities (MBS) which we picked up on and held in the latter part of the fiscal year. The MBS sector closed with a 1.6% gain. The Fund’s benchmark, the Barclays US Aggregate bond index, ended the fiscal year up +2.94%. Slightly positive to negative bond returns have proved to be a difficult year to navigate through.

A range bound equity market all year and a selloff in August 2015 never allowed our systems to pick up any sustainable equity trend to add any income producing securities for alpha. The August and September selloff in the equity markets had the Fund exiting its income producing securities to cash. The bounce back in October did however allow us an opportunity to restructure the Fund and focus more on risk on assets like dividend payers.

As we enter the final quarter of 2015, we expect that consequences from the slowdown in China will continue to play out and that volatility will be a dominant theme for the remainder of the year. The impact on emerging markets has taken on increasing significance. No longer the engine of global growth, deteriorating conditions in these markets have implications that extend far beyond their borders. All eyes will continue to be on the Fed as it balances the path of the U.S economy with a myriad of geopolitical and global economic concerns. We continue to look for opportunities in all sectors of the bond market, striving to uncover any alpha in fixed income sectors.

Looking out into 2016 we expect continued volatility in both the stock and bond market. Whether that volatility stems from being in the latter stages of an economic expansion or a new bear market that began in September is unclear at this point. Traditional bear market signs like an inverted yield curve have not signaled a new bear market but the unprecedented amount of stimulus in the form of Quantitative Easing (QE) could have disrupted the usefulness of watching these and other traditional signals. We are in uncharted waters. Fortunately, the RESQ methodology is that the markets cannot be predicted therefore we will let the market action lead the quant model to what’s working whether that be bonds, cash or income producing equities and leave the predictions to the rest of Wall St.

Thank you

The Team at RESQ Funds

The Barclays Capital Aggregate Bond Index

Is a broad base index, maintained by Barclays Capital, and is often used to represent investment grade bonds being traded in United States

Long-Term Bond

Long-term bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of more than 6.0 years. Because of their long durations, these portfolios are exposed to greater interest-rate risk. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Long-term is defined as 125% of the three-year average effective duration of the MCBI.

Bank Loan

Bank-loan portfolios primarily invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark such as the London Interbank Offered Rate, or LIBOR.

High-Yield Bond

High-yield bond portfolios concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

Short Position

A net investment position in a security in which the security has been borrowed and sold but not yet replaced.

Long Position

The buying of a security such as a stock, commodity, or currency, with the expectation that the asset will rise in value.

Alpha

Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Inverted Yield Curve

An interest rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.

5710-NLD-11/13/2015

RESQ Dynamic Allocation Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmark:

	One Year	Since Inception (a)	Since Inception (b)
RESQ Dynamic Allocation Fund - Class A	(11.79)%	(4.68)%	N/A
RESQ Dynamic Allocation Fund - Class A with Load	(16.90)%	(7.80)%	N/A
RESQ Dynamic Allocation Fund - Class C	N/A	N/A	(9.84)%
RESQ Dynamic Allocation Fund - Class I	(11.54)%	(4.28)%	N/A
S&P 500 Total Return Index (c)	(0.61)%	5.25%	3.80%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated February 1, 2015 are 3.16%, 3.76% and 2.76% for the Class A, C and I Shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the original purchase price imposed on purchases. For performance information current to the most recent month-end, please call 1-877-940-2526.

(a)	Inception date is December 20, 2013.

(b)	Inception date is October 17, 2014

(c)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2015

Holdings by Asset Type	% of Net Assets
Exchange Traded Funds - Equity	21.0%
Exchange Traded Funds - Debt	5.4%
Money Market Fund	28.6%
Other Assets Less Liabilities	45.0%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

RESQ Strategic Income Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmark:

	One Year	Since Inception (a)	Since Inception (b)
RESQ Strategic Income Fund - Class A	(2.94)%	0.94%	N/A
RESQ Strategic Income Fund - Class A with Load	(7.57)%	(1.79)%	N/A
RESQ Strategic Income Fund - Class C	N/A	N/A	(3.52)%
RESQ Strategic Income Fund - Class I	(2.51)%	1.29%	N/A
Barclays Aggregate Bond Index (c)	2.94%	3.79%	1.46%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated February 1, 2015 are 3.56%, 4.16% and 3.16% for the Class A, C and I Shares, respectively. Class A shares are subject to a maximum sales charge of 4.75% of the original purchase price imposed on purchases. For performance information current to the most recent month-end, please call 1-877-940-2526.

(a)	Inception date is December 20, 2013.

(b)	Inception date is October 17, 2014.

(c)	The Barclays Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2015

Holdings by Asset Type	% of Net Assets
Exchange Traded Funds - Debt	55.8%
Money Market Fund	33.8%
Other Assets Less Liabilities	10.4%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

RESQ Dynamic Allocation Fund
PORTFOLIO OF INVESTMENTS
September 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 26.4%
	DEBT FUNDS - 5.4%
32,800	Vanguard Total Bond Market ETF	$2,687,304

	EQUITY FUNDS - 21.0%
80,500	Powershares QQQ Trust Series 1	8,191,680
19,400	SPDR S&P 400 Mid CapGrowth ETF	2,252,728
		10,444,408
	TOTAL EXCHANGE TRADED FUNDS (Cost - $13,602,398)	13,131,712

	SHORT-TERM INVESTMENTS - 28.6%
	MONEY MARKET FUND - 28.6%
14,187,679	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.13% *	14,187,679
	TOTAL SHORT-TERM INVESTMENTS (Cost - $14,187,679)

	TOTAL INVESTMENTS - 55.0% (Cost - $27,790,077) (a)	$27,319,391
	OTHER ASSETS LESS LIABILITIES - 45.0%	22,368,568
	NET ASSETS - 100.0%	$49,687,959

ETF - Exchange Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

*	Money market fund; interest rate reflects effective yield on September 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $28,431,070 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$11,615
Unrealized depreciation	(1,123,294)
Net unrealized depreciation	$(1,111,679)

See accompanying notes to financial statements.

RESQ Strategic Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 55.8%
	DEBT FUNDS - 55.8%
10,800	iShares MBS ETF	$1,183,896
305,000	PowerShares Financial Preferred Portfolio	5,569,300
326,300	PowerShares Preferred Portfolio	4,757,454
359,700	ProShares Short 20+ Year Treasury *	8,819,844
93,300	Schwab U.S. Aggregate Bond ETF	4,864,662
14,300	Vanguard Intermediate-Term Bond ETF	1,213,212
	TOTAL EXCHANGE TRADED FUNDS (Cost - $26,744,570)	26,408,368

	SHORT-TERM INVESTMENTS - 33.8%
	MONEY MARKET FUND - 33.8%
15,972,975	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.13% **	15,972,975
	TOTAL SHORT-TERM INVESTMENTS (Cost - $15,972,975)

	TOTAL INVESTMENTS - 89.6% (Cost - $42,717,545) (a)	$42,381,343
	OTHER ASSETS LESS LIABILITIES - 10.4%	4,910,097
	NET ASSETS - 100.0%	$47,291,440

ETF - Exchange Traded Fund

*	Non-income producing security.

**	Money market fund; interest rate reflects effective yield on September 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $42,717,545 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$9,067
Unrealized depreciation	(345,269)
Net unrealized depreciation	$(336,202)

See accompanying notes to financial statements.

RESQ Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2015

	RESQ Dynamic	RESQ Strategic
	Allocation Fund (a)	Income Fund (a)
ASSETS
Investment securities:
At cost	$27,790,077	$42,717,545
At value	$27,319,391	$42,381,343
Receivable for Fund shares sold	—	473,489
Receivable for securities sold	22,420,237	4,524,417
Dividends and interest receivable	53,209	4
Prepaid expenses and other assets	48,705	49,150
TOTAL ASSETS	49,841,542	47,428,403

LIABILITIES
Investment advisory fees payable	67,113	47,070
Payable for Fund shares redeemed	43,006	47,880
Distribution (12b-1) fees payable	16,168	14,896
Accrued expenses and other liabilities	27,296	27,117
TOTAL LIABILITIES	153,583	136,963
NET ASSETS	$49,687,959	$47,291,440

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$57,217,809	$50,163,763
Undistributed net investment gain (loss)	(179,402)	(74,189)
Accumulated net realized loss from security transactions	(6,879,762)	(2,461,932)
Net unrealized depreciation on investments	(470,686)	(336,202)
NET ASSETS	$49,687,959	$47,291,440

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$42,137,340	$42,740,076
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	4,864,404	4,450,511
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share (b)	$8.66	$9.60
Maximum Offering Price Per Share (c)	$9.19	$10.08

Class C Shares :
Net Assets	$1,727,779	$1,122,439
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	200,294	117,323
Net Asset Value (Net Assets ÷ Shares Outstanding), Redemption Price Per Share (b)	$8.63	$9.57

Class I Shares :
Net Assets	$5,822,840	$3,428,925
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	667,515	357,278
Net Asset Value (Net Assets ÷ Shares Outstanding), Redemption Price Per Share (b)	$8.72	$9.60

(a)	Class C Shares of the RESQ Dynamic Allocation Fund and the RESQ Strategic Income Fund commenced operations on October 17, 2014.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

(c)	There is a maximum front-end sales charge (load) of 5.75% and 4.75% imposed on purchases of Class A shares of the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund, respectively.

See accompanying notes to financial statements.

RESQ Funds
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2015

	RESQ Dynamic	RESQ Strategic
	Allocation Fund (a)	Income Fund (a)
INVESTMENT INCOME
Dividends	$1,045,636	$1,754,374
Interest	1,982	5,125
TOTAL INVESTMENT INCOME	1,047,618	1,759,499

EXPENSES
Investment advisory fees	929,252	907,486
Distribution (12b-1) fees:
Class A	190,110	191,284
Class C	10,394	7,673
Administrative services fees	42,893	41,970
Transfer agent fees	38,429	45,929
Registration fees	35,659	35,659
Accounting services fees	32,944	32,843
Audit fees	16,034	16,035
Printing and postage expenses	14,173	14,173
Trustees fees and expenses	12,875	12,875
Compliance officer fees	11,501	11,001
Legal fees	10,418	9,418
Custodian fees	6,001	6,001
Insurance expense	1,390	1,140
Other expenses	7,781	7,305
TOTAL EXPENSES	1,359,854	1,340,792

Fees waived/reimbursed by the Advisor	(135,255)	(141,470)

NET EXPENSES	1,224,599	1,199,322

NET INVESTMENT INCOME/(LOSS)	(176,981)	560,177

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(6,880,508)	(2,860,564)
Distributions from underlying investment companies	746	398,632
Net change in unrealized depreciation on investments	(1,814)	(119,068)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(6,881,576)	(2,581,000)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,058,557)	$(2,020,823)

(a)	Class C Shares of the RESQ Dynamic Allocation Fund and the RESQ Strategic Income Fund commenced operations on October 17, 2014.

See accompanying notes to financial statements.

RESQ Dynamic Allocation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Period Ended
	September 30, 2015 (a)	September 30, 2014 (b)
FROM OPERATIONS
Net investment loss	$(176,981)	$(158,559)
Net realized gain/(loss) on investments	(6,880,508)	2,924,496
Distributions from underlying investment companies	746	8,093
Net change in unrealized depreciation on investments	(1,814)	(468,872)
Net increase/(decrease) in net assets resulting from operations	(7,058,557)	2,305,158

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(4,781)
Class C	—	—
Class I	—	(322)
From net realized gains:
Class A	(2,633,081)	—
Class C	(14,654)	—
Class I	(123,613)	—
Total distributions to shareholders	(2,771,348)	(5,103)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	7,769,418	43,935,561
Class C	2,229,755	—
Class I	5,580,530	1,586,700
Net asset value of shares issued in reinvestment of distributions:
Class A	2,623,677	4,759
Class C	14,361	—
Class I	123,613	322
Redemption fee proceeds:
Class A	219	775
Class C	1	—
Class I	10	—
Payments for shares redeemed:
Class A	(3,824,477)	(2,112,959)
Class C	(183,890)	—
Class I	(518,942)	(11,624)
Net increase in net assets from shares of beneficial interest	13,814,275	43,403,534

TOTAL INCREASE IN NET ASSETS	3,984,370	45,703,589

NET ASSETS
Beginning of Period	45,703,589	—
End of Period*	$49,687,959	$45,703,589
* Includes undistributed net investment loss of:	$(179,402)	$—

SHARE ACTIVITY
Class A:
Shares Sold	759,880	4,438,957
Shares Reinvested	257,729	472
Shares Redeemed	(389,759)	(202,875)
Net increase in shares of beneficial interest outstanding	627,850	4,236,554

Class C:
Shares Sold	218,381	—
Shares Reinvested	1,412	—
Shares Redeemed	(19,499)	—
Net increase in shares of beneficial interest outstanding	200,294	—

Class I:
Shares Sold	555,390	152,620
Shares Reinvested	12,095	32
Shares Redeemed	(51,471)	(1,151)
Net increase in shares of beneficial interest outstanding	516,014	151,501

(a)	Class C shares of the RESQ Dynamic Allocation Fund commenced operations on October 17, 2014.

(b)	Class A and Class I shares of the RESQ Dynamic Allocation Fund commenced operations on December 20, 2013.

See accompanying notes to financial statements.

RESQ Strategic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended	For the Period Ended
	September 30, 2015 (a)	September 30, 2014 (b)
FROM OPERATIONS
Net investment income	$560,177	$170,021
Net realized gain/(loss) on investments	(2,860,564)	1,724,962
Distributions from underlying investment companies	398,632	—
Net change in unrealized depreciation on investments	(119,068)	(217,134)
Net increase (decrease) in net assets resulting from operations	(2,020,823)	1,677,849

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(593,982)	(319,317)
Class C	(4,336)	—
Class I	(35,797)	(1,127)
From return of capital:
Class A	(25,408)	—
Class C	(250)	—
Class I	(1,412)	—
From net realized gains:
Class A	(1,505,183)	—
Class C	(10,706)	—
Class I	(58,902)	—
Total distributions to shareholders	(2,235,976)	(320,444)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	17,041,717	40,567,602
Class C	1,407,249	—
Class I	4,658,529	828,643
Net asset value of shares issued in reinvestment of distributions:
Class A	2,084,979	318,122
Class C	14,420	—
Class I	93,753	1,127
Redemption fee proceeds:
Class A	579	225
Class C	10	—
Class I	36	—
Payments for shares redeemed:
Class A	(13,103,294)	(1,607,695)
Class C	(209,472)	—
Class I	(1,893,992)	(11,704)
Net increase in net assets from shares of beneficial interest	10,094,514	40,096,320

TOTAL INCREASE IN NET ASSETS	5,837,715	41,453,725

NET ASSETS
Beginning of Period	41,453,725	—
End of Period*	$47,291,440	$41,453,725
* Includes undistributed net investment loss of:	$(74,189)	$—

SHARE ACTIVITY
Class A:
Shares Sold	1,654,487	4,034,421
Shares Reinvested	203,582	30,511
Shares Redeemed	(1,317,539)	(154,951)
Net increase in shares of beneficial interest outstanding	540,530	3,909,981

Class C:
Shares Sold	137,172	—
Shares Reinvested	1,409	—
Shares Redeemed	(21,258)	—
Net increase in shares of beneficial interest outstanding	117,323	—

Class I:
Shares Sold	457,580	80,126
Shares Reinvested	9,174	108
Shares Redeemed	(188,559)	(1,151)
Net increase in shares of beneficial interest outstanding	278,195	79,083

(a)	Class C shares of the RESQ Strategic Fund commenced operations on October 17, 2014.

(b)	Class A and Class I shares of the RESQ Strategic Income Fund commenced operations on December 20, 2013.

See accompanying notes to financial statements.

RESQ Dynamic Allocation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	For the	For the
	Year Ended	Period Ended
	September 30, 2015	September 30, 2014 (1)
Net asset value, beginning of period	$10.41	$10.00
Activity from investment operations:
Net investment loss (2)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.10)	0.45
Total from investment operations	(1.14)	0.41
Paid-in-capital from redemption fees (2,3)	0.00	0.00
Less distributions from:
Net investment income	—	(0.00	) (3)
Net realized gains	(0.61)	—
Total distributions	(0.61)	(0.00	) (3)
Net asset value, end of period	$8.66	$10.41
Total return (4)	(11.79)%	4.11	% (5)
Net assets, at end of period (000s)	$42,137	$44,121
Ratio of gross expenses to average net assets (7)	2.60%	2.76	% (6)
Ratio of net expenses to average net assets (7)	2.35%	2.35	% (6)
Ratio of net investment loss before waiver to average net assets (8)	(0.60)%	(0.95	)% (6)
Ratio of net investment loss to average net assets (8)	(0.35)%	(0.54	)% (6)
Portfolio Turnover Rate	683%	376	% (5)

(1)	The RESQ Dynamic Allocation Fund Class A shares commenced operations on December 20, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Dynamic Allocation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

Class C
For the
Period Ended
September 30, 2015 (1)
Net asset value, beginning of period	$10.15
Activity from investment operations:
Net investment loss (2)	(0.09)
Net realized and unrealized loss on investments	(0.82)
Total from investment operations	(0.91)
Paid-in-capital from redemption fees (2,3)	0.00
Less distributions from:
Net investment income	—
Net realized gains	(0.61)
Total distributions	(0.61)
Net asset value, end of period	$8.63
Total return (4,5)	(9.84)%
Net assets, at end of period (000s)	$1,728
Ratio of gross expenses to average net assets (6,7)	3.20%
Ratio of net expenses to average net assets (6,7)	2.95%
Ratio of net investment loss before wiaver to average net assets (6,8)	(1.19)%
Ratio of net investment loss to average net assets (6,8)	(0.94)%
Portfolio Turnover Rate (5)	683%

(1)	The RESQ Dynamic Allocation Fund Class C shares commenced operations on October 17, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Dynamic Allocation Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	For the		For the
	Year Ended		Period Ended
	September 30, 2015		September 30, 2014 (1)
Net asset value, beginning of period	$10.45		$10.00
Activity from investment operations:
Net investment income (2)	0.00		0.00	(3)
Net realized and unrealized gain (loss) on investments	(1.12)		0.46
Total from investment operations	(1.12)		0.46
Paid-in-capital from redemption fees (2)	0.00	(3)	—
Less distributions from:
Net investment income	—		(0.01)
Net realized gains	(0.61)		—
Total distributions	(0.61)		(0.01)
Net asset value, end of period	$8.72		$10.45
Total return (5)	(11.54)%		4.58	% (5)
Net assets, at end of period (000s)	$5,823		$1,582
Ratio of gross expenses to average net assets (7)	2.20	% (8)	2.36	% (6)
Ratio of net expenses to average net assets (7)	1.95%		1.95	% (6)
Ratio of net investment loss before wiaver to average net assets (8)	(0.25)%		(0.35	)% (6)
Ratio of net investment income to average net assets (8)	0.00%		0.06	% (6)
Portfolio Turnover Rate	683%		376	% (5)

(1)	The RESQ Dynamic Allocation Fund Class I shares commenced operations on December 20, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	For the		For the
	Year Ended		Period Ended
	September 30, 2015		September 30, 2014 (1)
Net asset value, beginning of period	$10.39		$10.00
Activity from investment operations:
Net investment income (2)	0.11		0.05
Net realized and unrealized gain (loss) on investments	(0.39)		0.43
Total from investment operations	(0.28)		0.48
Paid-in-capital from redemption fees (2,3)	0.00		0.00
Less distributions from:
Net investment income	(0.14)		(0.09)
Net realized gains	(0.37)		—
Return of capital	(0.00	) (3)	—
Total distributions	(0.51)		(0.09)
Net asset value, end of period	$9.60		$10.39
Total return (4)	(2.94)%		4.76	% (5)
Net assets, at end of period (000s)	$42,740		$40,633
Ratio of gross expenses to average net assets (7)	2.62%		2.81	% (6)
Ratio of net expenses to average net assets (7)	2.35%		2.35	% (6)
Ratio of net investment income before waiver to average net assets (8)	0.86%		0.19	% (6)
Ratio of net investment income to average net assets (8)	1.13%		0.65	% (6)
Portfolio Turnover Rate	617%		325	% (5)

(1)	The RESQ Strategic Income Fund’s Class A shares commenced operations on December 20, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

Class C
For the
Period Ended
September 30, 2015 (1)
Net asset value, beginning of period	$10.41
Activity from investment operations:
Net investment income (2)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.26)
Total from investment operations	(0.34)
Paid-in-capital from redemption fees (2,3)	0.00
Less distributions from:
Net investment income	(0.13)
Net realized gains	(0.37)
Return of capital (3)	(0.00)
Total distributions	(0.50)
Net asset value, end of period	$9.57
Total return (4,5)	(3.52)%
Net assets, at end of period (000s)	$1,122
Ratio of gross expenses to average net assets (6,7)	3.22%
Ratio of net expenses to average net assets (6,7)	2.95%
Ratio of net investment income before waiver to average net assets (6,8)	(1.05)%
Ratio of net investment income to average net assets (6,8)	(0.78)%
Portfolio Turnover Rate (5)	617%

(1)	The RESQ Strategic Income Fund’s Class C shares commenced operations on October 17, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	For the		For the
	Year Ended		Period Ended
	September 30, 2015		September 30, 2014 (1)
Net asset value, beginning of period	$10.38		$10.00
Activity from investment operations:
Net investment income (2)	0.09		0.13
Net realized and unrealized gain (loss) on investments	(0.33)		0.36
Total from investment operations	(0.24)		0.49
Paid-in-capital from redemption fees (2)	0.00	(3)	—
Less distributions from:
Net investment income	(0.17)		(0.11)
Net realized gains	(0.37)		—
Return of capital	(0.00	) (3)	—
Total distributions	(0.54)		(0.11)
Net asset value, end of period	$9.60		$10.38
Total return (4)	(2.51)%		4.94	% (5)
Net assets, at end of period (000s)	$3,429		$821
Ratio of gross expenses to average net assets (7)	2.22%		2.41	% (6)
Ratio of net expenses to average net assets (7)	1.95%		1.95	% (6)
Ratio of net investment income before waiver to average net assets (8)	0.66%		1.19	% (6)
Ratio of net investment income to average net assets (8)	0.93%		1.65	% (6)
Portfolio Turnover Rate	617%		325	% (5)

(1)	The RESQ Strategic Income Fund’s Class I shares commenced operations on December 20, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

1.	ORGANIZATION

The RESQ Dynamic Allocation Fund and the RESQ Strategic Income Fund (each a “Fund” and collectively the “Funds”), are each a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the RESQ Dynamic Allocation Fund is to seek long term capital appreciation with capital preservation as a secondary objective. The investment objective of the RESQ Strategic Income Fund is to seek income with an emphasis on total return and capital preservation as a secondary objective.

The Funds currently offer three classes of shares: Class A, Class C and Class I shares. Class A and I Shares of each Fund commenced operations on December 20, 2013. Class C shares of each Fund commenced operations on October 17, 2014. RESQ Dynamic Allocation Fund Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. RESQ Strategic Income Fund Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. Class C and Class I shares for the Funds are offered at net asset value. Each class represents an interest in the same assets of the applicable Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to each Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for each Fund’s investments measured at fair value:

RESQ Dynamic Allocation Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,131,712	$—	$—	$13,131,712
Short-Term Investments	14,187,679	—	—	14,187,679
Total	$27,319,391	$—	$—	$27,319,391

RESQ Strategic Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$26,408,368	$—	$—	$26,408,368
Short-Term Investments	15,972,975	—	—	15,972,975
Total	$42,381,343	$—	$—	$42,381,343

The Funds did not hold any Level 2 or Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is each Fund’s policy to recognize transfers into or out of any level at the end of the reporting period.

*	Please refer to the Portfolio of Investments for classification by asset type.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Federal Income Taxes – It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in its open tax years (2014) or expected to be taken in each Fund’s 2015 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. Neither Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

RESQ Investment Partners, LLC (the “Advisor”), serves as investment advisor to the Funds. Subject to the authority of the Board, the Advisor is responsible for the management of each Fund’s investment portfolio. Pursuant to an investment advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of each Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.77% for each of the RESQ Dynamic Allocation Fund’s and RESQ Strategic Income Fund’s average daily net assets. For the year ended September 30, 2015, the Advisor earned advisory fees of $929,252 and $907,486 for the RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses until at least January 31, 2016 to the extent necessary so that the total expenses incurred by a Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 2.35%, 2.95% and 1.95% of the daily average net assets attributable to each Fund’s Class A, Class C and Class I shares, respectively (the “Expense Limitation”). During the year ended September 30, 2015, the Advisor waived fees in the amount of $135,255 and $141,470 for the RESQ Dynamic Allocation Fund and the RESQ Strategic Income Fund, respectively.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If Fund operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Advisor. As of September 30, 2015, the total amount of expense reimbursement subject to recapture for the RESQ Dynamic Allocation Fund is $251,804, of which $116,549 will expire on September 30, 2017 and $135,255 will expire on September 30, 2018. As of September 30, 2015, the total amount of expense reimbursement subject to recapture for the RESQ Strategic Income Fund is $261,427, of which $119,957 will expire on September 30, 2017 and $141,470 will expire on September 30, 2018.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C shares, as amended (the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services related to Class A and Class C shares. Under the Plans, the Funds may each pay 0.40% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year ended September 30, 2015, RESQ Dynamic Allocation Fund incurred distribution fees of $190,110 and $10,394 for Class A and Class C shares, respectively. For the year ended September 30, 2015 the RESQ Strategic Income Fund incurred distribution fees of $191,284 and $7,673 for Class A and Class C shares, respectively.

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. During the year ended September 30, 2015, the Distributor received $33,404 in underwriting commissions for sales of RESQ Dynamic Allocation Fund’s Class A shares, of which $4,579 was retained by the principal underwriter or other affiliated broker-dealers. During the year ended September 30, 2015, the Distributor received $27,403 in underwriting commissions for sales of RESQ Strategic Income Fund’s Class A shares, of which $4,935 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the applicable Fund. For the year ended September 30, 2015, the RESQ Dynamic Allocation Fund assessed $219, $1 and $10 in redemption fees for Class A, Class C and Class I shares, respectively. For the year ended September 30, 2015 the RESQ Strategic Income Fund assessed $579, $10 and $36 in redemption fees for Class A, Class C and Class I shares, respectively.

5.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $317,881,477 and $336,747,460, respectively, for the RESQ Dynamic Allocation Fund, and $266,075,366 and $277,454,399, respectively, for RESQ Strategic Income Fund.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 was as follows:

For the year ended September 30, 2015:
	Ordinary	Long-Term
	Income	Capital Gains	Return of Capital	Total
RESQ Dynamic Allocation Fund	$2,771,269	$79	$—	$2,771,348
RESQ Strategic Income Fund	2,208,906	—	27,070	2,235,976

For the period ended September 30, 2014:
	Ordinary	Long-Term
	Income	Capital Gains	Total
RESQ Dynamic Allocation Fund	$5,103	$—	$5,103
RESQ Strategic Income Fund	320,444	—	320,444

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

As of September 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
RESQ Dynamic Allocation Fund	$—	$—	$(414,235)	$—	$(6,003,936)	$(1,111,679)	$(7,529,850)
RESQ Strategic Income Fund	—	—	(106,090)	—	(2,430,031)	(336,202)	(2,872,323)

The difference between book basis and tax basis accumulated net realized loss and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
RESQ Dynamic Allocation Fund	$179,402
RESQ Strategic Income Fund	74,189

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
RESQ Dynamic Allocation Fund	$5,824,534
RESQ Strategic Income Fund	2,355,842

At September 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
RESQ Dynamic Allocation Fund	$414,235	$—	$414,235
RESQ Strategic Income Fund	106,090	—	106,090
	$520,325	$—	$520,325

Permanent book and tax differences, primarily attributable to the reclassification of the Fund’s distributions and adjustment for non-deductible expenses, resulted in reclassification for the period ended September 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
RESQ Dynamic Allocation Fund	$—	$(2,421)	$2,421
RESQ Strategic Income Fund	(27,071)	26,819	252

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2015, the shareholders listed below held more than 25% of an individual Fund and may be deemed to control that Fund.

Shareholder	Fund	Percent
NFS LLC	RESQ Dynamic Allocation Fund	33.98%
Charles Schwab & Co.	RESQ Dynamic Allocation Fund	56.59%
NFS LLC	RESQ Strategic Income Fund	38.02%
Charles Schwab & Co.	RESQ Strategic Income Fund	58.75%

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The RESQ Dynamic Allocation Fund and the RESQ Strategic Income Fund currently invest a portion of their assets in the Fidelity Institutional Money Market Funds – Money Market Portfolio (the “Money Market Portfolio”). The Funds may redeem their investment from the Money Market Portfolio at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Funds may be directly affected by the performance of the Money Market Portfolio. The financial statements of the Money Market Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of September 30, 2015, the percentage of the Funds’ net assets invested in the Money Market Portfolio was 28.6% and 33.8% for the RESQ Dynamic Allocation Fund and the RESQ Strategic Income Fund, respectively.

9.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund and
Board of Trustees of Northern Lights Fund Trust III

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RESQ Dynamic Allocation Fund and RESQ Strategic Income Fund as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two periods then ended, and the financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 30, 2015

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700

Registered with the Public Company Accounting Oversight Board.	cohenfund.com

RESQ Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2015

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RESQ Dynamic Allocation Fund

					Hypothetical
		Actual			(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Account	Paid
	Expense	Value	Value	During	Value	Value	During
	Ratio	4/1/15	9/30/15	Period (a)	4/1/15	9/30/15	Period (a)
Class A	2.35%	$1,000.00	$840.80	$10.84	$1,000.00	$1,013.29	$11.86
Class C	2.95%	$1,000.00	$838.70	$13.60	$1,000.00	$1,010.28	$14.87
Class I	1.95%	$1,000.00	$841.70	$9.00	$1,000.00	$1,015.29	$9.85

RESQ Strategic Income Fund

					Hypothetical
		Actual			(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Account	Paid
	Expense	Value	Value	During	Value	Value	During
	Ratio	4/1/15	9/30/15	Period (a)	4/1/15	9/30/15	Period (a)
Class A	2.35%	$1,000.00	$946.80	$11.47	$1,000.00	$1,013.29	$11.86
Class C	2.95%	$1,000.00	$944.00	$14.38	$1,000.00	$1,010.28	$14.87
Class I	1.95%	$1,000.00	$948.70	$9.53	$1,000.00	$1,015.29	$9.85

(a)	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008).	34	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	34	None
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	155	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012- 2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008- 2011).	155	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976- 2014).	34	PS Technology, Inc. (2010-2013).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

9/30/15-NLFT III-V3

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2015

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (April 2012 to December 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011).
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-940-2526.

9/30/15-NLFT III-V3

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡        Social Security number and income

¡        assets, account transfers and transaction history

¡        investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡        affiliates from using your information to market to you

¡        sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-940-2526 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-940-2526.

INVESTMENT ADVISOR
RESQ Investment Partners, LLC
9383 E. Bahia Drive, Suite 120
Scottsdale, Arizona 85260

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

RESQ Dynamic Allocation Fund      RESQ Strategic Income Fund

2014:                  $13,000                                          $13,000

2015:                  $13,500                                          $13,500

(b)	Audit-Related Fees

RESQ Dynamic Allocation Fund      RESQ Strategic Income Fund

2014:                 None                                               None

2015:                  None                                               None

(c)	Tax Fees

RESQ Dynamic Allocation Fund      RESQ Strategic Income Fund

2014:                  $2,500                                              $2,500

2015:                  $2,500                                              $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

RESQ Dynamic Allocation Fund RESQ Strategic Income Fund

2014:                 None                                                None

2015:                 None                                                None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                          RESQ Dynamic Allocation Fund              RESQ Strategic Income Fund

2014        2015                                 2014        2015

Audit-Related Fees:                       0.00%      0.00%                              0.00%      0.00%

Tax Fees:                       0.00%      0.00%                              0.00%      0.00%

All Other Fees:                       0.00%      0.00%                              0.00%      0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,500
2015 - $2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 12/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 12/4/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/4/15